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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K
                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report                  January 10, 2001
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                     SIFCO Industries, Inc. and Subsidiaries
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             (Exact name of registrant as specified in its charter)

         Ohio                            1-5978              34-0553950
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(State or other jurisdiction           (Commission          (IRS Employer
           incorporation)               File Number)        Identification No.)

           970 East 64Th Street, Cleveland, Ohio                    44103
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         (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code            (216) 881-8600
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                                      None
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         (Former name or former address, if changed since last report.)






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ITEM 5.       OTHER EVENTS
--------------------------

On May 2, 2000 the Board of Directors of the Company adopted an Audit Committee charter. A copy of that charter is attached hereto as Exhibit 99.

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                             SIFCO INDUSTRIES, INC.
                                  (Registrant)

Date       January 10, 2001                        /s/ Jeffrey P. Gotschall
           ----------------                      --------------------------
                                                    Jeffrey P. Gotschall
                                                   Chief Executive Officer

Date       January 10, 2001                        /s/ Frank A. Cappello
           ----------------                      -----------------------
                                                    Frank A. Cappello
                                                 Vice President - Finance
                                               (Principal Accounting Officer)



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